Exhibit 10.09
SUPPLEMENTAL DEED
This Deed is made on 19 December 2024
BETWEEN:
(1)Resideo Technologies, Inc. a Delaware incorporated company whose principal executive offices are at 115 Tabor Road, Morris Plains, New Jersey 07950, U.S.A. (the “Company”);
(2)Computershare Trustees Limited (Registered Number 3661515) whose registered office is at The Pavilions, Bridgwater Road, Bristol BS13 8AE, U.K. (the “Trustees”); and
(3)Snap One EMEA Ltd (Registered Number 06537279) whose registered office is c/o Corporation Service Company (UK) Limited, 5 Churchill Place, 10th Floor, London E14 5HU, U.K. (“Snap One”).
(4)RECITALS:
(A)This Deed is supplemental to the trust deed entered into between the Company and the Trustees dated 11 December 2018 establishing the Resideo Technologies UK Sharebuilder Plan (the “Plan”).
(B)Clause 6.1 of the Plan provides that any Subsidiary of the Company (being any company which is under the Control of the Company and which is a subsidiary within the meaning given by section 1159 of the Companies Act 2006) may, with the consent of the Company and the Trustees, become a party to and participate in the Plan by entering into a deed supplemental to the Plan agreeing to be bound in all respects by its terms.
(C)It is proposed that Snap One, whose ultimate parent company is the Company (and so is a “Subsidiary” as defined by the Plan), becomes a party to, and bound by, the Plan.
AGREED TERMS
1.DEFINED TERMS
Words and expressions used in this deed shall, unless the context expressly requires otherwise, have the meaning given to them in the Plan.
2.PARTIES
For the avoidance of doubt, the Company and the Trustees hereby acknowledge that the registered company number of the Trustees was stated incorrectly in the Plan and should have read 3661515 (not 2045938) and it is hereby agreed that the Plan is amended accordingly.

3.CONFIRMATION
Snap One confirms that it has been supplied with and has read a copy of the Plan.
4.ADHERENCE
3.1    Snap One undertakes to the Company and the Trustees, and the Company and the Trustees acknowledge that, from the date of this Deed, Snap One shall:
(a)    assume the benefit of the rights of a Participating Company under the Plan;
(b)     observe, perform, be bound by and adhere to all the terms, conditions, obligations and provisions of the Plan that apply to it as a Participating Company and which are to be performed on or after the date of this Deed; and
(c)    without limitation to clause 3.1(b), shall provide the Trustees with all such information as may be required by them for the purposes of the administration and termination of the Plan in any form the Trustees may reasonably require.
5.COUNTERPARTS
This Deed may be executed in any number of counterparts, each of which when executed and delivered shall constitute a duplicate original, but all the counterparts shall together constitute the one agreement.
6.GOVERNING LAW AND JURISDICTION
This Deed and any dispute or claim (including non-contractual disputes or claims) arising out of or in connection with it or its subject matter or formation is governed by and shall be construed in accordance with the laws of England. Each party irrevocably agrees that the courts of England and Wales shall have exclusive jurisdiction to settle any dispute or claim (including non-contractual disputes or claims) arising out of or in connection with this deed or its subject matter or formation.
IN WITNESS of which this document has been executed as a deed and is delivered and takes effect on the date stated at the beginning of it.

[signature pages follow]

Executed as a Deed by
RESIDEO TECHNOLOGIES, INC.
acting by Steve Kelly, officer of the company
who, in accordance with
the laws of the company’s state of
incorporation, is acting under its
authority

/s/ Steve Kelly
Steve Kelly

Executed as a Deed by
COMPUTERSHARE TRUSTEES
LIMITED acting by two directors or by one
director and the company secretary

/s/ Kevan Botha
Director

/s/ Leighton Hazel-Smart
Director / Secretary

Executed as a Deed by
SNAP ONE EMEA LIMITED
acting by a Director

/s/ Mark David Reynolds

in the presence of:

Signature of witness: /s/ Nathan Plummer
Name of witness (PRINT): Nathan Plummer
Occupation: Account Manager